                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - C

                         MONTHLY SERVICER'S CERTIFICATE



            Accounting Date:                                     March 31, 2001
                                                     ---------------------------
            Determination Date:                                  April 6, 2001
                                                     ---------------------------
            Distribution Date:                                   April 16, 2001
                                                     ---------------------------
            Monthly Period Ending:                               March 31, 2001
                                                     ---------------------------



         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1999, among Arcadia Automobile Receivables Trust, 1999-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.   Collection Account Summary

         Available Funds:
                    Payments Received                                                $11,619,164.87
                    Additional Payments from Servicer                                         $0.00
                    Liquidation Proceeds (excluding Purchase Amounts)                   $960,474.56
                    Current Monthly Advances                                             129,128.67
                    Amount of withdrawal, if any, from the Spread Account                     $0.00
                    Monthly Advance Recoveries                                          (142,254.67)
                    Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                    Prefunding Account                                                        $0.00
                    Income from investment of funds in Trust Accounts                    $40,720.24
                                                                                   -----------------
         Total Available Funds                                                                                 $12,607,233.67
                                                                                                          ====================

         Amounts Payable on Distribution Date:
                    Note Prepayment                                                           $0.00
                    Backup Servicer Fee                                                       $0.00
                    Basic Servicing Fee                                                 $284,789.34
                    Trustee and other fees                                                    $0.00
                    Class A-1 Interest Distributable Amount                              $72,046.85
                    Class A-2 Interest Distributable Amount                             $625,348.09
                    Class A-3 Interest Distributable Amount                             $904,851.49
                    Noteholders' Principal Distributable Amount                       $9,866,521.08
                    Amounts owing and not paid to Security Insurer under
                                       Insurance Agreement                                    $0.00
                    Prepayment Premium                                                        $0.00
                    Spread Account Deposit                                              $853,676.82
                                                                                   -----------------
         Total Amounts Payable on Distribution Date                                                            $12,607,233.67
                                                                                                          ====================



                              Page 1 (1999-C)

    II.  Available Funds

         Collected Funds (see V)
                                       Payments Received                              $11,619,164.87
                                       Liquidation Proceeds (excluding
                                         Purchase Amounts)                               $960,474.56            $12,579,639.43
                                                                                   ------------------

         Purchase Amounts                                                                                                $0.00

         Monthly Advances
                                       Monthly Advances - current Monthly
                                          Period (net)                                   ($13,126.00)
                                       Monthly Advances - Outstanding Monthly
                                          Advances not otherwise reimbursed to
                                          the Servicer                                         $0.00               ($13,126.00)
                                                                                   ------------------

         Income from investment of funds in Trust Accounts                                                          $40,720.24
                                                                                                           --------------------

         Available Funds                                                                                        $12,607,233.67
                                                                                                           ====================

   III.  Amounts  Payable  on  Distribution  Date

           (i)(a)   Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                          $0.00

           (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution
                    Date)                                                                                                $0.00

           (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed
                    to Servicer)                                                                                         $0.00

            (ii)    Accrued and unpaid fees (not otherwise paid by OFL
                    or the Servicer):
                                       Owner Trustee                                           $0.00
                                       Administrator                                           $0.00
                                       Indenture Trustee                                       $0.00
                                       Indenture Collateral Agent                              $0.00
                                       Lockbox Bank                                            $0.00
                                       Custodian                                               $0.00
                                       Backup Servicer                                         $0.00
                                       Collateral Agent                                        $0.00                     $0.00
                                                                                   ------------------

          (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                           $284,789.34

          (iii)(b)  Supplemental Servicing Fees (not otherwise paid to
                    Servicer)                                                                                            $0.00

          (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds
                    (not otherwise reimbursed to Servicer)                                                               $0.00

            (iv)    Class A-1 Interest Distributable Amount                                                         $72,046.85
                    Class A-2 Interest Distributable Amount                                                        $625,348.09
                    Class A-3 Interest Distributable Amount                                                        $904,851.49

            (v)     Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                          $9,866,521.08
                                       Payable to Class A-2 Noteholders                                                  $0.00
                                       Payable to Class A-3 Noteholders                                                  $0.00
                                       Payable to Class A-4 Noteholders                                                  $0.00
                                       Payable to Class A-5 Noteholders                                                  $0.00

           (vii)    Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds
                    in the Class A-1 Holdback Subaccount (applies only on
                    the Class A-1 Final Scheduled Distribution Date)                                                     $0.00

            (ix)    Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                                                  $0.00
                                                                                                           --------------------

                    Total amounts payable on Distribution Date                                                  $11,753,556.85
                                                                                                           ====================



                                 Page 2 (1999-C)

    IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:
                    Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                 $853,676.82

         Reserve Account Withdrawal on any Determination Date:
                    Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                                 $0.00

                    Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal
                       to the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount
                       (amount on deposit in the Reserve Account calculated
                       taking into account any withdrawals from or deposits
                       to the Reserve Account in respect of transfers of
                       Subsequent Receivables)                                                               $0.00

                    (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                       Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                   $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
                       Scheduled Distribution Date: Amount by which (a) the
                       remaining principal balance of the Class A-1 Notes
                       exceeds (b) Available Funds after payment of amounts
                       set forth in item (v) of Section III                                                  $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                 $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                        of Section III) shall be withdrawn by the Indenture
                       Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                       Noteholders)

                       Amount of withdrawal, if any, from the Class A-1
                       Holdback Subaccount                                                                   $0.00

         Deficiency Claim Amount:
                    Amount of excess, if any, of total amounts payable over
                    funds available for withdrawal from Reserve Amount, the
                    Class A-1 Holdback Subaccount  and Available Funds                                       $0.00
                    (on the Class A-1 Final Scheduled Distribution Date,
                    total amounts payable will not include the remaining
                    principal balance of the Class A-1 Notes after giving
                    effect to payments made under items (v) and (vii) of
                    Section III and pursuant to a withdrawal from the Class
                    A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:
                    Amount of excess, if any, on the Distribution Date on or
                    immediately following the end of the Funding Period, of
                    (a) the sum of the Class A-1 Prepayment Amount, the Class
                    A-2 Prepayment Amount, and the Class A-3 Prepayment
                    Amount over (b) the amount on deposit in the Pre-Funding
                    Account                                                                                  $0.00

         Class A-1 Maturity Shortfall:
                    Amount of excess, if any, on the Class A-1 Final
                    Scheduled Distribution Date, of (a) the unpaid principal
                    balance of the Class A-1 Notes over (b) the sum of the
                    amounts deposited in the Note Distribution Account under
                    item (v) and (vii) of Section III or pursuant to a
                    withdrawal from the Class A-1 Holdback Subaccount.                                       $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)



                                 Page 3 (1999-C)

    V.   Collected Funds

         Payments Received:
                  Supplemental Servicing Fees                                               $0.00
                  Amount allocable to interest                                       3,742,395.60
                  Amount allocable to principal                                      7,876,769.27
                  Amount allocable to Insurance Add-On Amounts                              $0.00
                  Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in
                     the Collection Account)                                                $0.00
                                                                                  ----------------

         Total Payments Received                                                                             $11,619,164.87

         Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables         970,643.66

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated
                     Receivables                                                      (10,169.10)
                                                                                  ----------------

         Net Liquidation Proceeds                                                                               $960,474.56

         Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                               $0.00
                  Amount allocable to interest                                              $0.00
                  Amount allocable to principal                                             $0.00
                  Amount allocable to Insurance Add-On Amounts                              $0.00
                  Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in
                     the Collection Account)                                                $0.00                     $0.00
                                                                                  ----------------      --------------------

         Total Collected Funds                                                                              $120,579,639.43
                                                                                                        ====================

    VI.  Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                      $0.00
                  Amount allocable to interest                                              $0.00
                  Amount allocable to principal                                             $0.00
                  Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in
                     the Collection Account)                                                $0.00

         Purchase Amounts - Administrative Receivables                                                                $0.00
                  Amount allocable to interest                                              $0.00
                  Amount allocable to principal                                             $0.00
                  Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in
                     the Collection Account)                                                $0.00
                                                                                  ----------------

         Total Purchase Amounts                                                                                       $0.00
                                                                                                        ====================

   VII.  Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                           $278,217.57

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                    ($142,254.67)
                  Liquidation Proceeds                                                      $0.00
                  Purchase Amounts - Warranty Receivables                                   $0.00
                  Purchase Amounts - Administrative Receivables                             $0.00
                                                                                  ----------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                            ($142,254.67)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                           ($142,254.67)

         Remaining Outstanding Monthly Advances                                                                 $135,962.90

         Monthly Advances - current Monthly Period                                                              $129,128.67
                                                                                                        --------------------

         Outstanding Monthly Advances - immediately following the
            Distribution Date                                                                                   $265,091.57
                                                                                                        ====================



                                 Page 4 (1999-C)

   VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

            Payments received allocable to principal                                                              $7,876,769.27
            Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables
               during the Monthly Period                                                                          $1,989,751.81
            Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
            Amounts withdrawn from the Pre-Funding Account                                                                $0.00
            Cram Down Losses                                                                                              $0.00
                                                                                                            --------------------

            Principal Distribution Amount                                                                         $9,866,521.08
                                                                                                            ====================

B.  Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-1 Noteholders on such Distribution Date)        $13,832,995.11

            Multiplied by the Class A-1 Interest Rate                                          6.2500%

            Multiplied by 1/12 or in the case of the first Distribution Date,
               by 23/360                                                                   0.08333333                $72,046.85
                                                                                   -------------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           --
                                                                                                            --------------------

            Class A-1 Interest Distributable Amount                                                                  $72,046.85
                                                                                                            ====================

C.  Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)       $108,756,188.82

            Multiplied by the Class A-2 Interest Rate                                           6.900%

            Multiplied by 1/12 or in the case of the first Distribution Date,
               by 23/360                                                                   0.08333333               $625,348.09
                                                                                   -------------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           --
                                                                                                            --------------------

            Class A-2 Interest Distributable Amount                                                                 $625,348.09
                                                                                                            ====================

D.  Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)       $150,808,581.83

            Multiplied by the Class A-3 Interest Rate                                           7.200%

            Multiplied by 1/12 or in the case of the first Distribution Date,
               by 23/360                                                                   0.08333333               $904,851.49
                                                                                   -------------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                            --------------------

            Class A-3 Interest Distributable Amount                                                                 $904,851.49
                                                                                                            ====================



                                 Page 5 (1999-C)

G.  Calculation of Noteholders' Interest Distributable Amount

            Class A-1 Interest Distributable Amount                                       $72,046.85
            Class A-2 Interest Distributable Amount                                      $625,348.09
            Class A-3 Interest Distributable Amount                                      $904,851.49

            Noteholders' Interest Distributable Amount                                                           $1,602,246.43
                                                                                                           ====================

H.  Calculation of Noteholders' Principal Distributable Amount:

            Noteholders' Monthly Principal Distributable Amount:

            Principal Distribution Amount                                              $9,866,521.08

            Multiplied by Noteholders' Percentage ((i) for each Distribution
               Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
               100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
               Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
               (plus any funds remaining on deposit in the Pre-Funding Account)
               as of the Accounting Date for the preceding Distribution Date)                 100.00%            $9,866,521.08
                                                                                    -----------------


            Unpaid Noteholders' Principal Carryover Shortfall                                                            $0.00
                                                                                                           --------------------

            Noteholders' Principal Distributable Amount                                                          $9,866,521.08
                                                                                                           ====================

I.  Application of Noteholders' Principal Distribution Amount:

            Amount of Noteholders' Principal Distributable Amount payable to
            Class A-1 Notes (equal to entire Noteholders' Principal
            Distributable Amount until the principal balance
            of the Class A-1 Notes is reduced to zero)                                                           $9,866,521.08
                                                                                                           ====================

            Amount of Noteholders' Principal Distributable Amount payable to
            Class A-2 Notes (no portion of the Noteholders' Principal
            Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
            thereafter, equal to the entire Noteholders' Principal Distributable
            Amount)                                                                                                      $0.00
                                                                                                           ====================

    IX.     Pre-Funding Account

            A.  Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                         $0.00

            Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by
               (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables over (ii) $0))

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
               Pre-Funding Account has been reduced to $100,000 or less as of
               the Distribution Date (see B below)                                                                       $0.00
                                                                                                           --------------------

            Amount remaining on deposit in the Pre-Funding Account after
               Distribution Date
                                                                                               $0.00
                                                                                    -----------------
                                                                                                                         $0.00
                                                                                                           ====================



                                 Page 6 (1999-C)

            B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on
               any Distribution Date                                                                                       $0.00

            Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
               Distribution Date)                                                                                          $0.00

            Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
               Distribution Date)                                                                                          $0.00

            Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
               Distribution Date)                                                                                          $0.00

            C.  Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                                   $0.00
            Class A-2 Prepayment Premium                                                                                   $0.00
            Class A-3 Prepayment Premium                                                                                   $0.00

    X.      Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to Class
               A-1 Notes, Class A-2 Notes, Class A-3 Notes.

            Product of (x) weighted average of the Class A-1, A-2, and A-3,
            Interest Rate (based on outstanding Class A-1, A-2, and A-3,
            principal balance), divided by 360                                                  0.0000%
            (y) (the Pre-Funded Amount on such Distribution Date)                                 0.00
            (z) (the number of days until the December 1999 Distribution Date))                      0
                                                                                                                              --
            Less the product of (x) 2.5% divided by 360,                                         2.50%
            (y) the Pre-Funded Amount on such Distribution Date and,                              0.00
            (z) the number of days until the December 1999 Distribution Date                         0                     $0.00
                                                                                                             --------------------


            Requisite Reserve Amount                                                                                       $0.00
                                                                                                             ====================

            Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first
               Distribution Date, as of the Closing Date                                                                   $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) (which excess is to be deposited by the
               Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                                     $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee from amounts withdrawn from the Pre-Funding
               Account in respect of
               transfers of Subsequent Receivables)                                                                        $0.00

            Less: withdrawals from the Reserve Account (other than the
               Class A-1 Holdback Subaccount) to cover the excess, if any, of
               total amount payable over Available Funds (see IV above)                                                    $0.00
                                                                                                             --------------------

            Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                                                  $0.00
                                                                                                             ====================



                                 Page 7 (1999-C)

    XI.  Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or
            the Closing Date, as applicable,                                                                                $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to
            2.5% of the amount, if any, by which $0 (the Target Original
            Pool Balance set forth in the Sale and Servicing Agreement)
            is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the
            Distribution Date or on a Subsequent Transfer Date preceding
            the Distribution Date))                                                                                             0

         Less withdrawal, if any, of amount from the Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall
            (see IV above)                                                                                                  $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1
            Holdback Subaccount on the Class A-1 Final Scheduled Maturity
            Date after giving effect to any payment out of the Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall
            (amount of withdrawal to be released by the Indenture Trustee)                                                  $0.00
                                                                                                                  ----------------

         Class A-1 Holdback Subaccount immediately following the
            Distribution Date                                                                                               $0.00
                                                                                                                  ================

   XII.  Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the
           Monthly Period                                                    $273,397,765.76
         Multiplied by Basic Servicing Fee Rate                                         1.25%
         Multiplied by months per year                                            0.08333333
                                                                             ----------------

         Basic Servicing Fee                                                                       $284,789.34

         Less: Backup Servicer Fees                                                                      $0.00

         Supplemental Servicing Fees                                                                     $0.00
                                                                                                ---------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $284,789.34
                                                                                                                  ================

   XIII. Information for Preparation of Statements to Noteholders

             a. Aggregate principal balance of the Notes as of first
                   day of Monthly Period
                                   Class A-1 Notes                                                                 $13,832,995.11
                                   Class A-2 Notes                                                                $108,756,188.82
                                   Class A-3 Notes                                                                $150,808,581.83

             b. Amount distributed to Noteholders allocable to principal
                                   Class A-1 Notes                                                                  $9,866,521.08
                                   Class A-2 Notes                                                                          $0.00
                                   Class A-3 Notes                                                                          $0.00

             c. Aggregate principal balance of the Notes (after giving
                   effect to distributions on the Distribution Date)
                   Including Item j (Prepayments)
                                   Class A-1 Notes                                                                  $3,966,474.03
                                   Class A-2 Notes                                                                $108,756,188.82
                                   Class A-3 Notes                                                                $150,808,581.83

             d. Interest distributed to Noteholders (not including
                   Prepayment Premium)
                                   Class A-1 Notes                                                                     $72,046.85
                                   Class A-2 Notes                                                                    $625,348.09
                                   Class A-3 Notes                                                                    $904,851.49

             e. 1. Class A-1 Interest Carryover Shortfall, if any
                   (and change in amount from preceding statement)                                                          $0.00
                2. Class A-2 Interest Carryover Shortfall, if any
                   (and change in amount from preceding statement)                                                          $0.00
                3. Class A-3 Interest Carryover Shortfall, if any
                   (and change in amount from preceding statement)                                                          $0.00

             f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                1. Reserve Account                                                                  $0.00
                2. Spread Account Class A-1 Holdback Subaccount                                     $0.00
                3. Claim on the Note Policy                                                         $0.00

             g. Remaining Pre-Funded Amount                                                                                 $0.00

             h. Remaining Reserve Amount                                                                                    $0.00



                                Page 8 (1999-C)

             i. Amount on deposit on Class A-1 Holdback Subaccount                               $0.00

             j. Prepayment amounts
                                   Class A-1 Prepayment Amount                                   $0.00
                                   Class A-2 Prepayment Amount                                   $0.00
                                   Class A-3 Prepayment Amount                                   $0.00

             k.  Prepayment Premiums
                                   Class A-1 Prepayment Premium                                  $0.00
                                   Class A-2 Prepayment Premium                                  $0.00
                                   Class A-3 Prepayment Premium                                  $0.00

             l. Total of Basic Servicing Fee, Supplemental Servicing Fees
                   and other fees, if any, paid by the Trustee on behalf
                   of the Trust                                                            $284,789.34

             m. Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                                   Class A-1 Notes                                          0.01639039
                                   Class A-2 Notes                                          0.72504126
                                   Class A-3 Notes                                          0.72504126


   XVI.  Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period               $438,524,038.29
                    Subsequent Receivables                                                          --
                                                                                     ------------------
                    Original Pool Balance at end of Monthly Period                     $438,524,038.29
                                                                                     ==================

                    Aggregate Principal Balance as of preceding Accounting Date        $273,397,765.76
                    Aggregate Principal Balance as of current Accounting Date          $263,531,244.68



         Monthly Period Liquidated Receivables                             Monthly Period Administrative Receivables

                       Loan #                       Amount                               Loan #             Amount
                       ------                    ------------                            ------             ------
         see attached listing                    1,989,751.81              see attached listing                 --
                                                        $0.00                                                $0.00
                                                        $0.00                                                $0.00
                                                -------------                                                -----
                                                $1,989,751.81                                                $0.00
                                                =============                                                =====


  XVIII. Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                           10,148,186.12

         Aggregate Principal Balance as of the Accounting Date                                $263,531,244.68
                                                                                           -------------------

         Delinquency Ratio                                                                                         3.85084741%
                                                                                                                   ===========

          IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                           -----------------------------------

                                        Name: Cheryl K. Debaro
                                             ---------------------------------
                                        Title: Vice President / Securitization
                                              --------------------------------



                                 Page 9 (1999-C)